Exhibit 4.1

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

U.S. BANK NATIONAL ASSOCIATION

633 W. FIFTH STREET, 24th FLOOR

LOS ANGELES, CA 90071

ATTN: CORPORATE TRUST SERVICES

Index as a UCC Filing and an Indenture

This is a Security Agreement and a Mortgage of Chattels

as well as a Mortgage of Real Estate and Other Property

SIXTY-FIRST SUPPLEMENTAL INDENTURE

FROM

SAN DIEGO GAS & ELECTRIC COMPANY

TO

U.S. BANK NATIONAL ASSOCIATION, as Trustee

****************

Dated as of March 22, 2012

THIS SIXTY-FIRST SUPPLEMENTAL INDENTURE IS A SECURITY

AGREEMENT AND A MORTGAGE OF CHATTELS AS WELL AS

A MORTGAGE OF REAL ESTATE AND OTHER PROPERTY

THIS SIXTY-FIRST SUPPLEMENTAL INDENTURE, dated as of the 22nd day of March 2012, by and between SAN DIEGO GAS & ELECTRIC COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of California, having its principal office in that State in the City of San Diego (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a banking association duly organized under an act known as the “National Bank Act,” of the United States of America, having a corporate trust office in the City of Los Angeles, State of California, as Trustee (the “Trustee”).

WHEREAS, the Company executed and delivered a Mortgage and Deed of Trust (the “Original Indenture”), dated July 1, 1940, to The Bank of California, National Association, as predecessor trustee to Bankers Trust Company of California, National Association, as predecessor trustee to First Trust of California, National Association, (subsequently renamed U.S. Bank Trust National Association) as predecessor trustee to the Trustee, to secure payment of the principal of and the interest on all bonds of the Company at any time outstanding thereunder according to their tenor and effect, and to provide the terms and provisions with respect to its First Mortgage Bonds, 3 3/8% Series due July 1, 1970, issued in the aggregate principal amount of $16,000,000 and heretofore retired; and

WHEREAS, the Company executed and delivered to the then current trustee, a First Supplemental Indenture dated as of December 1, 1946, a Second Supplemental Indenture dated as of March 1, 1948, a Third Supplemental Indenture dated as of April 1, 1952, a Fourth Supplemental Indenture dated as of April 1, 1954, a Fifth Supplemental Indenture dated as of October 1, 1955, a Sixth Supplemental Indenture dated as of October 1, 1957, a Seventh Supplemental Indenture dated as of October 1, 1960, an Eighth Supplemental Indenture dated as of March 1, 1967, a Tenth Supplemental Indenture dated as of December 1, 1968, an Eleventh Supplemental Indenture dated as of February 1, 1970, a Twelfth Supplemental Indenture dated as of September 1, 1971, a Thirteenth Supplemental Indenture dated as of January 15, 1974, a Fourteenth Supplemental Indenture dated as of December 15, 1974, a Fifteenth Supplemental Indenture dated as of May 1, 1975, a Seventeenth Supplemental Indenture dated as of July 15, 1976, an Eighteenth Supplemental Indenture dated as of March 15, 1977, a Nineteenth Supplemental Indenture dated as of May 1, 1978, a Twentieth Supplemental Indenture dated as of March 15, 1980, a Twenty-First Supplemental Indenture dated as of August 1, 1980, a Twenty-Second Supplemental Indenture dated as of July 15, 1981, a Twenty-Third Supplemental Indenture dated as of January 15, 1982, a Twenty-Fourth Supplemental Indenture dated as of August 16, 1982, a Twenty-Fifth Supplemental Indenture dated as of August 16, 1982, a Twenty-Sixth Supplemental Indenture dated as of August 16, 1982, a Twenty-Seventh Supplemental Indenture dated as of June 2, 1983, a Twenty-Eighth Supplemental Indenture dated as of July 15, 1983, a Twenty-Ninth Supplemental Indenture dated as of September 1, 1983, a Thirty-First, Supplemental Indenture dated as of May 1, 1984, a Thirty-Second Supplemental Indenture dated as of December 1, 1984, a Thirty-Third Supplemental Indenture dated as of September 1, 1985, a Thirty-Fourth Supplemental Indenture dated as of December 1, 1985, a Thirty-Fifth Supplemental Indenture dated as of July 1, 1986, a Thirty-Sixth Supplemental Indenture dated as of December 1, 1986, a Thirty-Seventh Supplemental Indenture dated as of September 1, 1987, a Thirty-Eighth Supplemental Indenture dated as of April 15, 1990, a Thirty-Ninth Supplemental Indenture dated as of December 1, 1991, a Fortieth Supplemental Indenture dated as of April 1, 1992, a Forty-First Supplemental Indenture dated as of June 15, 1992, a Forty-Second Supplemental Indenture dated as of September 1, 1992, a Forty-Third Supplemental Indenture dated as of December 1, 1992, a Forty-Fourth Supplemental Indenture dated as of April 1, 1993, a Forty-Fifth Supplemental Indenture dated as of June 1, 1993, a Forty-Sixth Supplemental Indenture dated as of July 1, 1993, a Forty-Seventh Supplemental Indenture dated as of June 1, 1995, a Forty-Eighth Supplemental Indenture dated as of June 1, 1995, a Forty-Ninth Supplemental Indenture dated as of June 1, 2004, a Fiftieth Supplemental Indenture dated as of May 19, 2005, a Fifty-First Supplemental Indenture dated as of November 17, 2005, a Fifty-Second Supplemental Indenture dated as of June 8, 2006, a Fifty-Third Supplemental Indenture dated as of September 1, 2006, a Fifty-Fourth Supplemental Indenture dated as of September 20, 2007, a Fifty-Fifth Supplemental Indenture dated as of May 14, 2009, a Fifty-Sixth Supplemental Indenture dated as of May 13, 2010, a Fifty-Seventh Supplemental Indenture dated as of August 26, 2010, a Fifty-Eighth Supplemental Indenture dated as of August 18, 2011, a Fifty-Ninth Supplemental Indenture dated as of October 6, 2011 and a Sixtieth Supplemental Indenture dated as of November 17, 2011, whereby, among other things, the Company set forth certain of the particulars of the Bonds of series designated “First Mortgage Bonds, 2 3/4% Series due December 1, 1981” issued in the aggregate principal amount of $2,800,000, “First Mortgage Bonds, Series C due 1978” issued in the aggregate principal amount of $10,000,000, “First Mortgage Bonds, Series D due 1982” issued in the aggregate principal amount of $512,000,000, “First Mortgage Bonds, Series E due 1984” issued in the aggregate principal amount of $17,000,000, “First Mortgage Bonds, Series F due 1985” issued in the aggregate principal amount of $18,000,000, “First Mortgage Bonds, Series G due 1987” issued is the aggregate principal amount of $12,000,000, “First Mortgage Bonds, Series H due 1990” issued in the aggregate principal amount of $30,000,000, “First Mortgage Bonds, Series I due 1997” issued in the aggregate principal amount of $25,000,000, “First Mortgage Bonds, Series J due 1998” issued in the aggregate principal amount of $35,000,000, “First Mortgage Bonds, Series K due 2000” issued in the aggregate principal amount of $40,000,000, “First Mortgage Boards, Series L due 2001” issued in the aggregate principal amount of $45,000,000, “First Mortgage Bonds, Series M due 2004” issued in the aggregate principal amount of $75,000,000, “First Mortgage Bonds, Series N due 1979” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series O due 1982” issued in the aggregate principal amount of $40,000,000, “First Mortgage Bonds, Series P due 2006” issued in the aggregate principal amount of $45,000,000, “First Mortgage Bonds, Series Q due 2007” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series R due 2008” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series S due 2010” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series T due 2010” issued in the aggregate principal amount of $75,000,000, “First Mortgage Bonds, Series U-1 due 1984, and U-2 due 1994” issued in the aggregate principal amount of $6,567,000 for Series U-1 and $13,268,000 for Series U-2, “First Mortgage Bonds, Series V due 2011” issued in the aggregate amount of $50,000,000, “First Mortgage Bonds, Series W due 1988” issued in the aggregate principal amount of $40,000,000, “First Mortgage Bonds, Series X due 1987” issued in the aggregate principal amount of $20,000,000, “First Mortgage Bonds, Series Y due 1987” issued in the aggregate principal amount of $15,000,000, “First Mortgage Bonds, Series Z, due 2013” issued in the aggregate principal amount of $65,000,000, “First Mortgage Bonds, Series AA, due 2018” issued in the aggregate principal amount of $150,000,000, “First Mortgage Bonds, Series BB, due 2018” issued in the aggregate principal amount of $150,000,000, “First Mortgage Bonds, Series CC, due 2008” issued in the aggregate principal amount of $53,000,000, “First Mortgage Bonds Series DD, due 2008” issued in the aggregate principal amount of $27,000,000, “First Mortgage Bonds, Series EE, due 2015” issued in the aggregate principal amount of $100,000,000, “First Mortgage Bonds, Series FF, due 2007” issued in the aggregate principal amount of $35,000,000, “First Mortgage Bonds, Series GG, due 2021” issued in the aggregate principal amount of $44,250,000, “First Mortgage Bonds, Series HH, due 2021” issued in the aggregate principal amount of $381,350,000, “First Mortgage Bonds, Series II due 2023” issued in the aggregate principal amount of $25,000,000, “First Mortgage Bonds, Series JJ, due 2015” issued in aggregate principal amount of $100,000,000, “First Mortgage Bonds, Series KK, due 2015” issued in the aggregate principal amount of $14,400,000, “First Mortgage Bonds, Series LL, due 2022” issued in the aggregate principal amount of $60,000,000, “First Mortgage Bonds, Series MM due 2002” issued in the aggregate principal amount of $80,000,000, “First Mortgage Bonds, Series NN” issued in the aggregate principal amount of $118,615,000, “First Mortgage Bonds, Series OO” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series PP, due 2018” issued in the aggregate principal amount of $70,795,000, “First Mortgage Bonds, Series QQ, due 2018” issued in the aggregate principal amount of $14,915,000, “First Mortgage Bonds, Series RR, due 2021” issued in the aggregate principal amount of $60,000,000, “First Mortgage Bonds, Series SS, due 2018” issued in the aggregate principal amount of $92,945,000, “First Mortgage Bonds, Series TT due 2020” issued in the aggregate principal amount of $57,650,000, “First Mortgage Bonds, Series UU due 2020” issued in the aggregate principal amount of $16,700,000, “First Mortgage Bonds, Series VV due 2034” issued in the aggregate principal amount of $43,615,000, “First Mortgage Bonds, Series WW due 2034” issued in the aggregate principal amount of $40,000,000, “First Mortgage Bonds, Series XX due 2034” issued in the aggregate principal amount of $35,000,000, “First Mortgage Bonds, Series YY due 2034” issued in the aggregate principal amount of $24,000,000, “First Mortgage Bonds, Series ZZ due 2034” issued in the aggregate principal amount of $33,650,000, “First Mortgage Bonds, Series AAA due 2039” issued in the aggregate principal amount of $75,000,000, “First Mortgage Bonds, Series BBB due 2035” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series CCC due 2015” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series DDD due 2026” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series EEE due 2018” issued in the aggregate principal amount of $161,240,000, “First Mortgage Bonds, Series FFF due 2037” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series GGG due 2039” issued in the aggregate principal amount of $300,000,000, “First Mortgage Bonds, Series HHH due 2040” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series III due 2040” issued in the aggregate principal amount of

$500,000,000, “First Mortgage Bonds, Series JJJ due 2021” issued in the aggregate principal amount of $350,000,000 and “First Mortgage Bonds, Series LLL due 2041” issued in the aggregate principal amount of $250,000,000, respectively, all of which First Mortgage Bonds have heretofore been retired or redeemed, except the Series KK due 2015, the Series OO, the Series RR due 2021, the Series VV due 2034, the Series WW due 2034, the Series XX due 2034, the Series YY due 2034, the Series ZZ due 2034, the Series AAA due 2039, the Series BBB due 2035, the Series CCC due 2015, the Series DDD due 2026, the Series EEE due 2018, the Series FFF due 2037, the Series GGG due 2039, the Series HHH due 2040, the Series III due 2040, the Series JJJ due 2021 and the Series LLL due 2041, which are presently issued and outstanding; and

WHEREAS, certain of the provisions of the Original Indenture have been amended by the aforesaid Second and Tenth Supplemental Indentures, a Ninth Supplemental Indenture dated as of August 1, 1968, a Sixteenth Supplemental Indenture dated August 28, 1975, and a Thirtieth Supplemental Indenture dated September 23, 1983; and

WHEREAS, the Original Indenture and each of said Supplemental Indentures have been recorded in the Official Records of the Recorders of the Counties of San Diego, Orange, Riverside, and Imperial in the State of California, the Counties of Yuma and Maricopa in the State of Arizona and the County of Clark in the State of Nevada, as follows:

Counties of
Document	Official Records	San Diego	Orange	Riverside	Imperial
Original Indenture	Book Page Date	1087 1 Oct. 10, 1940	1062 300 Oct. 10, 1940	1765 364 July 13, 1955	1369 232 Nov. 22, 1974

First Supplemental Indenture	Book Page Date	2321 48 Jan. 2, 1947	1506 472 Jan. 9, 1947	1765 499 July 13, 1955	1369 332 Nov. 22, 1974

Second Supplemental Indenture	Book Page Date	2537 363 Mar. 16, 1948	1616 190 Mar. 15, 1948	1765 448 July 13, 1955	1369 343 Nov. 22, 1974

Third Supplemental Indenture	Book Page Date	4424 535 Apr. 3, 1952	2311 116 Apr. 3, 1952	1765 475 July 13, 1955	1369 370 Nov. 22, 1974

Fourth Supplemental Indenture	Book Page Date	5193 217 Apr. 2, 1954	2701 153 Apr. 2, 1954	1765 336 July 13, 1955	1369 409 Nov. 22, 1974

Fifth Supplemental Indenture	Book Page Date	5893 291 Dec. 5, 1955	3304 205 Dec. 5, 1955	1829 3 Dec. 5, 1955	2369 456 Nov. 22, 1974

Sixth Supplemental Indenture	Book Page Date	6829 390 Nov. 12, 1957	4099 109 Nov. 12, 1957	2175 538 Nov. 12, 1957	1369 492 Nov. 22, 1974

Seventh Supplemental Indenture	Book Page Date	1960 Series 1 File No. 202061 Oct. 10, 1960	5455 385 Oct. 10, 1960	2780 3 Oct. 10, 1960	1369 541 Nov. 22, 1974

Eighth Supplemental Indenture	Book Page Date	1967 Series 8 File No. 33860 Mar. 13, 1967	8197 129 Mar. 13, 1967	Endorsement No. 20925 Mar. 13, 1967	1369 618 Nov. 22, 1974

Ninth Supplemental Indenture	Book Page Doc. No. Date	1968 Series 9 138926 Aug. 14, 1968	8691 69 9816 Aug. 14, 1968	78781 Aug. 14, 1968	1369 694 Nov. 22, 1974

Tenth Supplemental Indenture	Book Page Doc. No. Date	1968 Series 9 215131 Dec. 9, 1968	8810 375 Dec. 9, 1968	Endorsement No. 119982 Dec. 9, 1968	1369 706 Nov. 22, 1974

Eleventh Supplemental Indenture	Book Page Doc. No. Date	1970 27782 Feb. 16, 1970	9217 516 Feb. 16, 1970	Endorsement No. 14780 Feb. 16, 1970	1369 725 Nov. 22, 1974

Twelfth Supplemental Indenture	Book Page Date	File/Page No. 212688 Sept. 20, 1971	9810 539 Sept. 20, 1971	Endorsement No. 106508 Sept. 20, 1971	1369 744 Nov. 22, 1974

Thirteenth Supplemental Indenture	Book Page Date	File/Page No. 74-006878 Jan. 10, 1974	11055 1 Jan. 10, 1974	Endorsement No. 3853 Jan. 10, 1974	1369 763 Nov. 22, 1974

Fourteenth Supplemental Indenture	Book Page Date	File/Page No. 74-322156 Dec. 11, 1974	11303 458 Dec. 11, 1974	Endorsement No. 157219 Dec. 11, 1974	1369 1689 Dec. 11, 1974

Fifteenth Supplemental Indenture	Book Page Date	File/Page No. 755-108612 May 7, 1975	11395 1879 May 7, 1975	Instrument No. 52617 May 7, 1975	1374 809 May 7, 1975

Sixteenth Supplemental Indenture	Book Page Date	File/Page No. 75-235624 Sept. 2, 1975	11500 1620 Sept. 2, 1975	Instrument No. 107732 Sept. 3, 1975	1378 952 Sept. 2, 1975

Seventeenth Supplemental Indenture	Book Page Date	File/Page No. 76-224493 July 16, 1976	11815 640 July 16, 1976	Instrument No. 103484 July 16, 1976	1389 687 July 16, 1976

Eighteenth Supplemental Indenture	Book Page Date	File/Page No. 77-100483 Mar. 18, 1977	12110 58 Mar. 18, 1977	Instrument No. 45619 Mar. 18, 1977	1398 1675 Mar. 18, 1977

Nineteenth Supplemental Indenture	Book Page Date	File/Page No. 78-194210 May 12, 1978	12672 1803-1822 May 12, 1978	Instrument No. 94450 May 12, 1978	1415 1638 May 12, 1978

Twentieth Supplemental Indenture	Book Page Date	File/Page No. 80-082569 Mar. 11, 1980	13530 722 Mar. 11, 1980	Instrument No. 47195 Mar. 11, 1980	1448 1221 Mar. 11, 1980

Twenty-First Supplemental Indenture	Book Page Date	File/Page No. 80-245100 Aug. 1, 1980	13687 349 Aug. 1, 1980	Instrument No. 139349 Aug. 1, 1980	1455 1660 Aug. 1, 1980

Twenty-Second Supplemental Indenture	Book Page Date	File/Page No. 81-22576 July 17, 1981	Instrument No. 24605 July 17, 1981	Instrument No. 135815 July 17, 1981	1472 508 July 17, 1981

Twenty-Third Supplemental Indenture	Book Page Date	File/Page No. 82-02387 Jan. 27, 1982	Instrument No. 82-031423 Jan. 27, 1982	Instrument No. 16093 Jan. 27, 1982	1479 1714 Jan. 27, 1982

Twenty-Fourth Supplemental Indenture	Book Page Date	File/Page No. 82-257258 Aug. 19, 1982	File/Page No. 82-291894 Aug. 19, 1982	File/Page No. 82/143370212 Aug. 19, 1982	1489 Aug. 19, 1982

Twenty-Fifth Supplemental Indenture	Book Page Date	File/Page No. 82-257259 Aug. 19, 1982	File/Page No. 82-291895 Aug. 19, 1982	File/Page No. 82-143371 Aug. 19, 1982	1489 236 Aug. 19, 1982

Twenty-Sixth Supplemental Indenture	Book Page Date	File/Page No. 82-257260 Aug. 19, 1982	File/Page No. 82-291896 Aug. 19, 1982	File/Page No. 82/143372260 Aug. 19, 1982	1489 Aug. 19, 1982

Twenty-Seventh Supplemental Indenture	Book Page Date	File/Page No. 83-200545 June 15, 1983	File/Page No. 83-253901 June 15, 1983	File/Page No. 118670 June 15, 1983	1503 743 June 15, 1983

Twenty-Eighth Supplemental Indenture	Book Page Date	File/Page No. 83-252396 July 22, 1983	File/Page No. 83-316224 July 22, 1983	File/Page No. 147671 July 22, 1983	1505 583 July 22, 1983

Twenty-Ninth Supplemental Indenture	Book Page Date	File/Page No. 83-339007 Sept. 22, 1983	File/Page No. 83-417956 Sept. 22, 1983	File/Page 194083 Sept. 22, 1983	1508 1425 Sept. 22, 1983

Counties of
Thirtieth	Official Records	Yuma	Maricopa
Supplemental Indenture Consisting of Original and Twenty-Nine Supplemental Indentures thereto	Book Page Book Page Date	Docket 1352 272-1002 Docket 1353 1-264 Sept. 28, 1983	File No. 83-399354 Oct. 3, 1983

Counties of
Document	Official Records	San Diego	Orange	Riverside	Imperial	Yuma	Maricopa
Thirty-First Supplemental Indenture	Book Page Date	File/Page 84-161897 5/2/84	File/Page 84-180870 5/2/84	File/Page 92011 5/2/84	1520 1552 4/30/84	Docket 1382 743-761 4/30/84	File No. 84-186813 5/2/84

Thirty-Second Supplemental Indenture	Book Page Date	File/Page 84-466428 12/14/84	File/Page 84-517843 12/14/84	File/Page 267452 12/14/84	1533 753 12/14/84	Docket 1413 216-235 12/14/84	File No. 84-537706 12/14/84

Thirty-Third Supplemental Indenture	Book Page Date	File/Page 85-323210 9/4/85	File/Page 85-333505 9/4/85	File/Page 198810 9/4/85	1546 708 9/4/85	Docket 1450 816 9/4/85	File No. 85-418309 9/4/85

Thirty-Fourth Supplemental Indenture	Book Page Date	File/Page 85-42465 12/2/85	File/Page 85-481794 12/2/85	File/Page 270136 12/2/85	1550 1573 12/3/85	Docket 1463 215 12/3/85	File No. 85-568874 12/2/85

Thirty-Fifth Supplemental Indenture	Book Page Date	File/Page 86-279922 7/8/86	File/Page 86-290957 7/8/86	File/Page 158161 7/8/86	1562 549 7/8/86	Docket 1491 639-657 7/8/86	File No. 86-347412 7/8/86

Thirty-Sixth Supplemental Indenture	Book Page Date	File/Page 86-576027 12/10/86	File/Page 86-606666 12/10/86	File/Page 314771 12/10/86	1571 240 12/10/86	Docket 1512 5-24 12/10/86	File/Page 86-680502 12/10/86

Thirty-Seventh Supplemental Indenture	Book Page Date	File/Page 87-532270 9/21/87	File/Page 87-530266 9/21/87	File/Page 273181 9/21/87	1588 844 9/21/87	Docket 1555 844 9/21/87	File/Page 87-585903 9/21/87

Thirty-Eighth Supplemental Indenture	Book Page Date	File/Page 90-217585 4/23/90	File/Page 90-212277 4/23/90	File/Page 146794 4/23/90	1646 1280 4/23/90	Docket 1686 92-120 4/23/90	File/Page 88-176460 4/23/90

Thirty-Ninth Supplemental Indenture	Book Page Date	File/Page 91-632073 12/09/91	File/Page 91-674397 12/09/91	File/Page 425578 12/09/91	1687 743 12/09/91	Docket 1771 711-728 12/09/91	File/Page 91-0574751 12/09/91

Fortieth Supplemental Indenture	Book Page Date	File/Page 92-185636 4/1/92	File/Page 92-202372 4/1/92	File/Page 115201 4/1/92	Book/Page 92-06577 4/1/92	Docket 1790 954-970 4/1/92	File/Page 92-0169646 4/1/92

Forty-First Supplemental Indenture	Book Page Date	File/Page 92-0363471 6/11/92	File/Page 92-393790 6/11/92	File/Page 214904 6/11/92	Book/Page 92-011833 6/11/92	Docket 1804 73-88 6/11/92	File/Page 92-0317072 6/11/92

Forty-Second Supplemental Indenture	Book Page Date	File/Page 92-0650893 10/13/92	File/Page 92-692066 10/13/92	File/Page 384167 10/13/92	Book/Page 92-21988 10/13/92	Docket 1824 670-689 10/13/92	File/Page 92-0575062 10/13/92

Forty-Third Supplemental Indenture	Book Page Date	File/Page 92-0788665 12/9/92	File/Page 92-845626 12/10/92	File/Page 471625 12/10/92	Book/Page 92-27082 12/9/92	Docket 1834 187-206 12/9/92	File/Page 92-0700568 12/9/92

Forty-Fourth Supplemental Indenture	Book Page Date	File/Page 93-0257065 4/27/93	File/Page 93-0277892 4/27/93	File/Page 153382 4/27/93	Book/Page 93-009487 4/27/93	Docket 1859 Fee 09300 4/27/93	File/Page 93-0246725 4/26/93

Forty-Fifth Supplemental Indenture	Book Page Date	File/Page 93-0395609 6/23/93	File/Page 93-0420127 6/23/93	File/Page 239922 6/23/93	Book/Page 93-14224 6/23/93	Docket Fee 14413 6/23/93	File/Page 93-0403060 6/23/93

Forty-Sixth Supplemental Indenture	Book Page Date	File/Page 93-0474705 7/26/93	File/Page 93-0496100 7/26/93	File/Page 288868 7/27/93	Book/Page 93-17399 7/27/93	Docket Fee 17163 7/27/93	File/Page 93-0487598 7/27/93

Forty-Seventh Supplemental Indenture	Book Page Date	File/Page 95-0230457 6/01/95	File/Page 95-0232951 6/01/95	File/Page 175604 6/01/95	Book/Page 95-11739 6/01/95	Docket 246-264 6/01/95	File/Page 95-0313576 6/01/95

Forty-Eighth Supplemental Indenture	Book Page Date	File/Page 95-0230458 6/01/95	File/Page 95-0232952 6/01/95	File/Page 175605 6/01/95	Book/Page 95-11740 6/01/95	Docket 265-284 6/01/95	File/Page 95-0343577 6/01/95

Forty-Ninth Supplemental Indenture	Book Page Date	File/Page 05-00384477 1/14/05	File/Page 04-683110 7/28/04	File/Page 04-0766976 9/28/04	Book/Page 04-021901 7/15/04	Docket 04-29663 8/16/04	File/Page 04-941699 8/13/04

Fiftieth Supplemental Indenture	Book Page Date	File/Page 20050441722 5/25/05	File/Page 2005000405730 5/26/05	File/Page 20050145832 5/25/05	Book/Page 019964 5/25/05	Docket 200522373 5/25/05	File/Page 20050711918 5/27/05

Fifty-First Supplemental Indenture	Book Page Date	File/Page 20051016267 11/23/05	File/Page 2005000945695 11/28/05	File/Page 20050981667 11/29/05	Book/Page 2006005449 1/30/06	Docket 200553032 12/2/05	File/Page 20051852692 12/7/05

Fifty-Second Supplemental Indenture	Book Page Date	File/Page 2006-0413693 6/12/06	File/Page 2006000404447 6/16/06	File/Page 2006-0422620 6/12/06	Book/Page 2006-032418 7/11/06	Docket 2006-23999 6/12/06	File/Page 2006-0802735 6/14/06

Fifty-Third Supplemental Indenture	Book Page Date	File/Page 2006-0683713 9/26/06	File/Page 2006000643109 9/27/06	File/Page 713252 9/27/06	Book/Page 06-46145 9/28/06	Docket 2006-39635 9/29/06	File/Page 20061310143 10/3/06

Fifty-Fourth Supplemental Indenture	Book Page Date	File/Page 2007-0625504 9/25/07	File/Page 2007000581227 9/25/07	File/Page 2007-0600369 9/25/07	Book/Page 2007-036497 9/25/07	Docket 2007-33238 9/25/07	File/Page 2007-1062404 9/26/07

Fifty-Fifth Supplemental Indenture	Book Page Date	File/Page 2009-0320954 6/12/09	File/Page 2009000305886 6/12/09	File/Page 2009-0311041 6/18/09	Book/Page 2009-017587 6/12/09	Docket 16744 6/15/09	File/Page 20090542104 6/15/09

Fifty-Sixth Supplemental Indenture	Book Page Date	File/Page 2010-0252569 5/20/10	File/Page 2010000239342 5/21/10	File/Page 2010-0235807 5/21/10	Book/Page 2010-012850 5/21/10	Docket 2010-12687 5/21/10	File/Page 20100431348 5/21/10

Fifty-Seventh Supplemental Indenture	Book Page Date	File/Page 2010-0490784 9/16/10	File/Page 2010000458947 9/16/10	File/Page 2010-0443991 9/16/10	Book/Page 2010-023359 9/16/10	Docket 2010-22669 9/16/10	File/Page 20100800415 9/16/10

Fifty-Eighth Supplemental Indenture	Book Page Date	File/Page 2011-0503399 09/28/11	File/Page 2011000478379 09/28/11	File/Page 2011-0432021 09/29/11	Book/Page 2011-023234 09/28/11	Docket 2011-21920 09/28/11	File/Page 20110802020 09/28/11

Document	Official Records	County of Clark
Fifty-Ninth Supplemental Indenture including the Original Indenture and fifty-eight prior supplemental indentures thereto	Book Page Date	File/Page 201110120001817 10/12/11

Counties of
Document	Official Records	Clark	San Diego	Orange	Riverside	Imperial	Yuma	Maricopa
Sixtieth Supplemental Indenture	Book Page Date	File/Page 201112010001775 12/1/2011	File/Page 2011-0643662 12/1/11	File/Page 2011000611302 12/1/11	File/Page 2011-0529988 12/1/11	Book/Page 2011-028759 12/1/11	Docket 2011-26889 12/1/11	File/Page 20110993917 12/1/11

WHEREAS, the Board of Directors of the Company has duly authorized the creation of an additional series of bonds to be designated “First Mortgage Bonds, Series MMM, due 2042,” as hereinafter set forth in this Sixty-First Supplemental Indenture; and

WHEREAS, the execution and delivery of this Sixty-First Supplemental Indenture has been duly authorized by resolution of the Board of Directors of the Company; and

WHEREAS, all the conditions and requirements necessary to make this Sixty-First Supplemental Indenture a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

NOW, THEREFORE, in order further to secure the payment of the principal of and premium, if any, and interest on all of the bonds of the Company at any time outstanding under the Original Indenture, as from time to time amended and supplemented (the “Indenture”) and to secure the performance and observance of each and every of the covenants, conditions and agreements of the Indenture, as from time to time amended and supplemented, and for and in consideration of the premises, and of the sum of One Dollar ($1.00) to the Company duly paid by the Trustee (the receipt whereof is hereby acknowledged), the Company has executed and delivered this Sixty-First Supplemental Indenture and has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated, granted a security interest in, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, hypothecate, grant a security interest in, set over and confirm unto U.S. Bank National Association, as Trustee, and to its respective successors in said trust forever, with power of sale, all property, real, personal and mixed, now owned or hereafter acquired or to be acquired by the Company, and wheresoever situated (except such property as is expressly excepted or excluded from the lien and security interest of the Indenture, and property of a successor corporation or corporations excluded from the lien and security interest thereof by the provisions of Section 3 of Article XIV thereof) subject to the rights reserved by the Company in and by other provisions of the Indenture, including in the property subject and to be subject to the lien and security interest thereof and hereof (without in any manner limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in the Original Indenture or in this or any other supplemental indenture) all lands, rights-of-way, other land rights, flowage and other water rights, power houses, dams, reservoirs, docks, roads, and buildings, structures and other land improvements; steam, and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers and other boiler plant equipment, condensing equipment, and all auxiliary equipment; stations and substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating plants and systems, including mains and equipment; gas plants, transmission and distribution systems, including pipe lines, structures, tanks, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; communication systems, office, shop and other buildings and structures, and equipment; apparatus and equipment and materials and supplies of all other kinds and descriptions; and all municipal and other franchises, leaseholds, licenses, permits, and privileges;

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, proceeds, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof (except such property as is expressly excepted or excluded from the lien and security interest of the Indenture, and property of a successor corporation or corporations excluded from the lien and security thereof by the provisions of Section 3 of Article XIV thereof), subject to the rights reserved by the Company in and by other provisions of the Indenture;

It is hereby agreed by the Company that, except as aforesaid, all the property, rights, and franchises acquired by the Company after the date hereof shall be as fully embraced within the lien and security interest hereof as if such property were now owned by the Company and were specifically described herein and conveyed and a security interest therein granted hereby;

SAVING AND EXCEPTING, HOWEVER, anything to the contrary notwithstanding contained herein or in the granting clauses of the Original Indenture and said Supplemental Indentures (a) such property described or referred to in any of such granting clauses as has been from time to time, released or sold free from the lien and security interest of the Original Indenture (or the Original Indenture, as supplemented) in accordance and compliance with the provisions thereof (or of the Original Indenture, as supplemented, as the case may be), and (b) all of the following property (whether now owned by the Company or hereafter acquired by it): (1) all gas, electric energy and steam produced, purchased or otherwise acquired; (2) all contracts, choses in action, shares of stock, bonds, notes, evidences of indebtedness, and other securities, other than any of the foregoing which may be required to be deposited from time to time with the Trustee in accordance with the provisions of the Indenture or are required by some express provision thereof to be deposited with the Trustee; (3) merchandise and appliances at any time acquired for the purpose of sale or lease to customers and others and contracts for the sale of merchandise and appliances; (4) motor vehicles; (5) timber on land owned by the Company; (6) minerals or mineral rights in lands owned by the Company; (7) oil, coal or gas, or oil, coal or gas rights in land owned by the Company or gas wells or oil wells or equipment therefor or coal mines or equipment therefor; (8) fuel and other personal property which are consumable in their use in the operation of the properties of the Company; (9) bills and accounts receivable; (10) cash on hand and in banks other than such cash as may be deposited from time to time with the Trustee in accordance with the provisions of the Indenture or as is required by some express provision thereof to be deposited with the Trustee; and (11) the last day of the term of each leasehold estate now or hereafter enjoyed by the Company. The Company may, however, expressly subject to the lien and security interest and operation of the Original Indenture and all indentures supplemental thereto all or any part of the property of the character described in clause (b) of this paragraph;

TO HAVE AND TO HOLD all said properties, real, personal and mixed, mortgaged, pledged, or conveyed and in which a security interest has been granted by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever, subject, however, to Permitted Liens as defined in the Indenture;

IN TRUST NEVERTHELESS, for the equal pro rata benefit and security as provided in the Original Indenture and all indentures supplemental thereto of all and every of the bonds issued and to be issued in accordance with the provisions of the Original Indenture and all indentures supplemental thereto, without preference, priority or distinction as to lien or security interest of any over the others by reason of priority in time of the issue, negotiation or maturity thereof, subject, however, to the provisions of the Original Indenture and all indentures supplemental thereto relating to any sinking fund or similar fund for the benefit of the bonds of any particular series;

The Company does further covenant and agree with the Trustee as follows:

ARTICLE I

SERIES MMM BONDS

Section 1: There is hereby created, for issuance under the Original Indenture as supplemented by the said Supplemental Indentures (including this Sixty-First Supplemental Indenture), a series of bonds designated Series

MMM, due 2042, each of which shall bear the descriptive title “First Mortgage Bonds, Series MMM, due 2042” (herein sometimes referred to as “Series MMM Bonds”), and the form thereof shall contain suitable provisions with respect to the matters hereinafter in this Section specified. The Series MMM Bonds shall mature on April 1, 2042 and shall be issued in denominations of $1,000 and integral multiples thereof as the Company may from time to time execute and deliver. The Series MMM Bonds shall bear interest at the rate and from the date, shall be expressed to mature as to principal, and shall be payable as to principal and premium, if any, and interest at such place or places and in such money, all as provided in the form of Series MMM Bond set forth on Exhibit A hereto (the “Form of Bond”) and by the applicable provisions of the Indenture. In addition, March 22, 2012 shall be an Interest Payment Date for the Series MMM Bonds for purposes of Section 9 of Article II of the Indenture, provided that no interest shall be payable on such date. The principal and premium, if any, and interest on the Series MMM Bonds shall be payable at the corporate trust office of the Trustee in the Borough of Manhattan, City and County of New York, State of New York. The Series MMM Bonds shall be dated as in Section 9 of Article II of the Indenture provided with respect to registered bonds without coupons.

The Series MMM Bonds shall further be redeemable, exchangeable, transferable and otherwise have the terms set forth in the Form of Bond.

The Series MMM Bonds shall otherwise be of such terms, provisions, tenor and form as provided in this Sixty-First Supplemental Indenture.

Section 2: The Series MMM Bonds shall be executed, authenticated and delivered in accordance with the provisions and shall be entitled to the protection and security of the Original Indenture, as supplemented by this Sixty-First Supplemental Indenture and the other supplemental indentures, and shall be subject to all of the terms, conditions and covenants and limitations thereof. The aggregate principal amount of the Series MMM Bonds, which may be executed by the Company and authenticated and delivered by the Trustee and secured by the Indenture as from time to time in effect, is limited only to the extent provided in Section 1 of Article II of the Original Indenture.

Section 3: The Series MMM Bonds shall be issued only as fully registered bonds without coupons. The fully registered bonds without coupons and the certificate of authentication to be endorsed on all Series MMM Bonds shall be substantially in the form set forth on the Form of Bond. In addition, the Series MMM Bonds may be issuable in whole or in part in the form of one or more securities that evidence all or part of the bonds of such series which is issued to a depositary or a nominee thereof for such series (a “Global Security”) and, in such case, the Board of Directors of the Company (or an authorized officer designated by the Board of Directors of the Company) shall appoint a clearing agency registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), designated to act as depositary (a “depositary”) for such Global Securities. The definitive Series MMM Bonds shall be numbered in such manner as the Company shall at any time or from time to time determine.

Section 4: In the event the Series MMM Bonds are issued as a Global Security the following provisions, in addition to the provisions of the Indenture, shall apply:

(1) Each Global Security authenticated under the Indenture shall be registered in the name of the depositary designated for such Global Security or a nominee thereof and delivered to such depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single bond for all purposes of this Supplemental Indenture.

(2) Notwithstanding any other provision in this Supplemental Indenture, no Global Security may be exchanged in whole or in part for Series MMM Bonds registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any person other than the depositary for such Global Security or a nominee thereof unless (A) such depositary has notified the Company that it is unwilling or unable to continue as depositary for the Global Securities and a successor depositary has not been appointed by the Company within 90 days of receipt by the Company of such notification, (B) if at any time the depositary ceases to be a clearing agency registered under the Exchange Act at a time when the depositary is required to be so registered to act as such depositary and no successor depositary shall have been appointed by the Company within 90 days after it became aware of such cessation, (C) the Company, in its sole discretion, executes and delivers to the Trustee a written order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary to the effect that such Global Securities shall be exchangeable as described below, or (D) a “completed default” (as defined in the Indenture) has occurred and is continuing with respect to the Series MMM Bonds. If any of the events described in clauses (A) through (D) of the preceding sentence occur, the beneficial owners of interests in the Global Securities will be entitled to exchange those interests for definitive Series MMM Bonds and, without unnecessary delay but in any event not later than the earliest date on which those interests may be so exchanged, the Company will prepare and deliver to the Trustee definitive Series MMM Bonds in such form and denominations as are required by or pursuant to the Indenture, and in an aggregate principal amount equal to the principal amount of such Global Securities, such bonds to be duly executed by the Company. On or after the earliest date on which such beneficial interests may be so exchanged, such Global Securities shall be surrendered from time to time by the depositary as shall be specified in the order from the Company with respect thereto (which the Company agrees to deliver) to the Trustee, as the Company’s agent for such purpose, and in accordance with any instructions given to the Trustee and the depositary (which instructions shall be in writing but need not be contained in or accompanied by an officers’ certificate or be accompanied by an opinion of counsel), to be exchanged, in whole or in part, for definitive Series MMM Bonds as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of each surrendered Global Security, a like aggregate principal amount of definitive Series MMM Bonds of authorized denominations as the portion of such Global Security to be exchanged. Promptly following any such exchange in part, such Global Security shall be returned by the Trustee to such depositary or its custodian. If a definitive Series MMM Bond is issued in exchange for any portion of a Global Security after the close of business at the place where such exchange occurs on or after (i) any regular record date for a date interest is due (an “Interest Payment Date”) for such bond and before the opening of business at that place of payment on the next Interest Payment Date, or (ii) any special record date for the payment of interest for such bond which was not punctually paid or duly provided for on any Interest Payment Date and before the opening of business at such place of payment on the related proposed date for the payment of such interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such definitive bond, but shall be payable on the Interest Payment Date or proposed date for payment, as the case may be, only to the person to whom interest in respect of such portion of such Global Security shall be payable in accordance with the provisions of the Indenture.

(3) Subject to Clause (2) above, any exchange or transfer of a Global Security for other Series MMM Bonds may be made in whole or in part, and all bonds issued in exchange for or upon transfer of a Global Security or any portion thereof shall be registered in such names as the depositary for such Global Security shall direct.

(4) Every Series MMM Bond authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such bond is registered in the name of a person other than the depositary for such Global Security or a nominee thereof.

(5) Unless otherwise specified as contemplated by Section 1 of Article I of this Supplemental Indenture for the Series MMM Bonds evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY OTHER PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

Section 5: The Series MMM Bonds may contain or have imprinted thereon such provisions or specifications not inconsistent with the Indenture as may be required to comply with the rules of any stock exchange or any federal or state authority or commission, or to comply with usage with respect thereto, and may bear such other appropriate endorsements or notations as are authorized or permitted by the Indenture.

Section 6: In the manner and subject to certain conditions and limitations specified herein and in the Indenture, Series MMM Bonds may be exchanged without a service charge for a like aggregate principal amount of such Series MMM Bonds of other authorized denomination or denominations; provided that the Company may require payment of a sum or sums sufficient to reimburse it for any stamp tax or other governmental charge payable in connection therewith.

Section 7: The Company shall maintain in the Borough of Manhattan, City and County of New York, State of New York, and in such other place or places as the Company may designate at any time or from time to time, an office or agency where Series MMM Bonds, including Series MMM Bonds issued in definitive form, may be presented for payment, registration, transfer and exchange as provided therein or in the Indenture. Such office or agency shall be the corporate trust office of the Trustee unless and until the Company shall designate another office or agency by notice in writing delivered to the Trustee.

Section 8: No transfer or exchange of any Series MMM Bonds pursuant to any of the provisions of this Article I shall be made except upon and in accordance with all of the applicable terms, provisions and conditions of said bonds and of the Indenture.

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 1: This instrument is executed and shall be construed as an indenture supplemental to the Original Indenture and shall form a part thereof and, as supplemented by this Sixty-First Supplemental Indenture, the Original Indenture as heretofore supplemented and amended is hereby confirmed.

Section 2: All terms used in this Sixty-First Supplemental Indenture shall be taken to have meaning as in the Original Indenture, as heretofore supplemented and amended, except terms which may be otherwise expressly defined herein and in cases where the context clearly indicates otherwise.

Section 3: In order to facilitate the filing of this Sixty-First Supplemental Indenture, the same may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall constitute but one and the same instrument.

Section 4: All of the covenants, stipulations, promises and agreements in this Sixty-First Supplemental Indenture by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

Section 5: To the extent any provision in this Sixty-First Supplemental Indenture conflicts with any provision in the Indenture, the provisions of this Sixty-First Supplemental Indenture shall govern; provided, however, that in the event such conflict would require bondholder consent, the terms and provisions of the Indenture shall govern.

Section 6: The Original Indenture, as heretofore amended and supplemented, insofar as it applies to the Series MMM Bonds, this Sixty-First Supplemental Indenture and the Series MMM Bonds shall be governed by and construed in accordance with the laws of the State of California, without regard (to the extent permitted by applicable law) to conflicts of laws principles thereof; provided, that, notwithstanding the foregoing, the creation, perfection and enforcement of any mortgage or lien on real property or improvements thereon or fixtures attached thereto under the Original Indenture, as heretofore amended and supplemented, insofar as it applies to the Series MMM Bonds, or this Sixty-First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State where such real property or improvements thereon or fixtures attached thereto, as the case may be, are located, without regard (to the extent permitted by applicable law) to conflicts of laws principles thereof.

{Signature Page Follows}

IN WITNESS WHEREOF, SAN DIEGO GAS & ELECTRIC COMPANY has caused this Sixty-First Supplemental Indenture to be signed in its name and behalf by its duly authorized officer and its corporate seal to be hereunto affixed duly attested by its Secretary or one of its Assistant Secretaries, and U.S. BANK NATIONAL ASSOCIATION, to evidence its acceptance of the trusts hereby created, has caused this Sixty-First Supplemental Indenture to be signed in its name and behalf by its duly authorized officer as of the day and year first above written.

SAN DIEGO GAS & ELECTRIC COMPANY

By:	/s/ Robert M. Schlax
Name: Robert Schlax
Title: Vice President, Chief Financial Officer, Controller, Treasurer and Chief Accounting Officer

(CORPORATE SEAL)

Attest:

By:	/s/ Jennifer F. Jett
Name: Jennifer Jett
Title: Corporate Secretary

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/ Fonda Hall
Name: Fonda Hall
Title: Vice President

STATE OF CALIFORNIA            )

                                                         ) ss.:

COUNTY OF SAN DIEGO           )

On this 20th day of March, 2012, before me, ANNIE VICTORIA RUIZ, a Notary Public, personally appeared ROBERT SCHLAX, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Anna Victoria Ruiz	[SEAL]
Signature of Notary Public

STATE OF CALIFORNIA            )

                                                         ) ss.:

COUNTY OF SAN DIEGO           )

On this 20th day of March, 2012, before me, NICOLE LISA STROKON-MILLER, a Notary Public, personally appeared JENNIFER F. JETT, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Nicole Lisa Strokon-Miller	[SEAL]
Signature of Notary Public

STATE OF CALIFORNIA            )

                                                         ) ss.:

COUNTY OF LOS ANGELES           )

On March 21, 2012, before me, THEA HARRIS, a Notary Public, in and for said County and State, personally appeared FONDA HALL, of U.S. BANK NATIONAL ASSOCIATION, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which he/she acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Thea Harris	[SEAL]

EXHIBIT A

FORM OF BOND

(Attached)

[If this bond is issued as a global security, insert the following legend: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY OTHER PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.]

SAN DIEGO GAS & ELECTRIC COMPANY

(INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA)

4.30% FIRST MORTGAGE BOND,

SERIES MMM, DUE 2042

No.	$
CUSIP No. 797440BQ6 ISIN No. US797440BQ65

SAN DIEGO GAS & ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of California (hereinafter called the “Company”, which term shall include any successor corporation, as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to                                          [If this bond is issued as a global security, insert CEDE & CO. in the foregoing space] or registered assigns, the principal sum of                                               dollars in lawful money of the United States of America, on the first day of April, 2042, and to pay interest thereon from March 22, 2012, at the rate of 4.30% per annum in like lawful money, payable semi-annually, on the first day of April and October (each, an “Interest Payment Date”) in each year, to the holder of record of this bond on the immediately preceding fifteenth day of March and September, respectively, commencing October 1, 2012, until the Company’s obligation with respect to the payment of such principal (and premium, if any) shall be discharged as provided in the Indenture hereinafter mentioned. The principal of (and premium, if any) and interest on this bond will be paid at the corporate trust office of U.S. Bank National Association, or its successor trustee under said Indenture, in the Borough of Manhattan, City and County of New York, State of New York, that the Corporation maintains for such purpose. Notwithstanding the foregoing, so long as the holder of this bond is a depositary, or its nominee, payment of the principal of (and premium, if any) and interest on this bond will be made by wire transfer of immediately available funds.

The provisions of this bond are continued following the signature blocks below and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until U.S. BANK NATIONAL ASSOCIATION, as Trustee under the Indenture, as amended, or its successor thereunder, shall have signed the certificate of authentication endorsed hereon.

IN WITNESS WHEREOF, SAN DIEGO GAS & ELECTRIC COMPANY has caused this instrument to be executed in its name by the signature or facsimile signature of its President or any Vice President and its corporate seal or a facsimile thereof to be hereto affixed and attested by the signature or facsimile signature of its Secretary or any Assistant Secretary.

Dated:	SAN DIEGO GAS & ELECTRIC COMPANY

By:
President or Vice President
(CORPORATE SEAL)

Attest:

Secretary or Assistant Secretary

[REVERSE SIDE OF 4.30% FIRST MORTGAGE BOND, SERIES MMM, DUE 2042]

This bond is one of a duly authorized issue of bonds of the Company, known as its First Mortgage Bonds, of the series and designation indicated on the face hereof (the “Series MMM Bonds”), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, and indentures supplemental thereto, including the Sixty-First Supplemental Indenture dated as of March 22, 2012 (which Mortgage and Deed of Trust, as so supplemented and as the same may be further amended or supplemented from time to time, is herein called the “Indenture”) executed by the Company to U.S. Bank National Association, as Trustee (herein called the “Trustee”), to which Indenture reference is hereby made for a description of the property mortgaged, pledged, hypothecated and in which a security interest was granted, the nature and extent of the security, the rights of the holders of the Series MMM Bonds as to such security, and the terms and conditions upon which the Series MMM Bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a completed default as in the Indenture provided.

Interest on the Series MMM Bonds will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company or of the holders of the Series MMM Bonds, or the terms and provisions of the Indenture or of any indentures supplemental thereto, may be modified or altered by the affirmative vote of the holders of the percentage of principal amount of bonds required by the Indenture; provided, however, that without the consent of the holder hereof no such modification or alteration shall permit, among other things, the reduction of the principal or premium, if any, or the extension of the maturity of the principal of this bond, or the reduction of the rate of interest hereon, or any other modification of the terms of payment of such principal or premium, if any, or interest.

The Company, the Trustee, any paying agent, any registrar, and any depositary may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest hereon and for all other purposes and shall not be affected by any notice to the contrary.

All or a portion of the Series MMM Bonds may be redeemed at the Company’s option at any time or from time to time pursuant to this paragraph. The price at which the Series MMM Bonds will be redeemed pursuant to this paragraph (the “Redemption Price”) on the date fixed for such redemption (the “Redemption Date”) will be equal to (A) in the case of any Redemption Date prior to October 1, 2041, the greater of the following amounts: (a) 100% of the principal amount of the Series MMM Bonds being redeemed on the Redemption Date; or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Series MMM Bonds being redeemed on that Redemption Date (not including any portion of any payments of accrued and unpaid interest to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate (as defined below) plus 15 basis points, as determined by the Independent Investment Banker (as defined below), plus, in each case, accrued and unpaid interest thereon to the Redemption Date, or (B) in the case of any Redemption Date on or after October 1, 2041, 100% of the principal amount of the Series MMM Bonds being redeemed on the Redemption Date, plus accrued and unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest on Series MMM Bonds that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on those Interest Payment Dates to the registered holders of such Series MMM Bonds as of the close of business on the relevant record dates according to the terms of the Series MMM Bonds and the Indenture. The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Notice of any redemption will be mailed at least 30 days, but not more than 60 days, before the Redemption Date to each registered holder of the Series MMM Bonds to be redeemed. Once notice of redemption is mailed, the Series MMM Bonds called for redemption will become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date. Redemption will not be conditional upon receipt by the Trustee of monies sufficient to pay the Redemption Price.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Series MMM Bonds or portions thereof called for redemption. The Company will pay the Redemption Price and any accrued interest once the Series MMM Bonds are surrendered for redemption. If only a portion of any Series MMM Bonds is redeemed, the Trustee will deliver new Series MMM Bonds for the remaining portion without charge.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Series MMM Bonds to be redeemed on such Redemption Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Series MMM Bonds.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means, with respect to any Redemption Date, one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealer” means, with respect to any Redemption Date, (A) Goldman, Sachs & Co., one Primary Treasury Dealer (as defined below) selected by Credit Agricole Securities (USA) Inc., one Primary Treasury Dealer selected by Mitsubishi UFJ Securities (USA), Inc. and one Primary Treasury Dealer selected by Samuel A. Ramirez & Company, Inc. (or their respective affiliates which are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date. As used in the preceding sentence, “business day” means any day (other than a Saturday or Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

In the event that the Company elects to redeem only a portion of the Series MMM Bonds, the bonds to be redeemed shall be selected in accordance with the procedures of The Depository Trust Company (or its successor as depositary), in the case of bonds represented by a global security, or as provided in the Indenture, in the case of bonds that are not represented by a global security.

As more fully provided in and subject to the provisions of the Indenture, the Series MMM Bonds are also subject to redemption on any date, under certain circumstances specified in Section 13 of Article XI of the Indenture in case of the disposition or taking of certain properties of the Company, at 100% of the principal amount thereof, together with accrued interest thereon to the date of redemption.

This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the corporate trust office of the Trustee in the Borough of Manhattan, City and County of New York, State of New York, upon surrender and cancellation of this bond and thereupon a new registered bond of the same series and principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of any tax or taxes or other governmental charges required to be paid by the Company by reason of such transfer.

The registered owner of any Series MMM Bond, at the option of such holder, may surrender the same, accompanied by a written instrument of transfer in form approved by the Company duly executed by the registered owner, at the corporate trust office of the Trustee in the Borough of Manhattan, City and County of New York, State of New York, for cancellation in exchange for another or other registered bonds of the said series of higher or lower authorized denominations of an aggregate principal amount equal to the aggregate principal amount of the bond or bonds so surrendered and bearing interest as provided in Section 9 of Article II of the Indenture, and upon payment of any tax or taxes or other governmental charges required to be paid by the Company by reason of such exchange and subject to the terms and conditions specified in the Indenture, and thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other bonds to such registered owner at its office or at such agency of the Company, at the option of such registered owner.

No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this bond, or any part thereof, or of any claim based herein or in respect hereof or of said Indenture, against any incorporator, or any past or future stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

This Series MMM Bond shall be governed by and construed in accordance with the laws of the State of California, without regard (to the extent permitted by applicable law) to conflicts of laws principles thereof.

**************

This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, As Trustee

By
Authorized Officer

Date of Authentication :